UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

SharpSpring, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 SW 2nd Avenue, Gainesville, FL	32601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2010 Employee Stock Plan

At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) held on Thursday, June 1, 2017, the Company’s stockholders approved an amendment to the Company’s 2010 Employee Stock Plan (the “Plan”) primarily to increase the number of shares of common stock available for future issuance under the Plan from 1,650,000 to 1,950,000. The Company’s Board of Directors and Compensation Committee of the Board of Directors previously approved the amendment to the Plan, subject to stockholder approval. The Company’s executive officers are eligible to participate in the Plan. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 1, 2017. A copy of the amendment to the Plan is filed with the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of SharpSpring, Inc. (the “Company”) was held on Thursday, June 1, 2017. As of the close of business on April 20, 2017, the Company had outstanding 8,371,547 shares of common stock, of which 7,069,621 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1: Election of Directors

The following persons were elected to the Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

	Votes	Votes	Broker
Name	For	Withheld	Non-votes
Semyon Dukach	4,248,819	1,127,417	1,693,385
Richard Carlson	3,087,883	2,288,353	1,693,385
John (Rens) Troost	3,450,585	1,925,651	1,693,385
David A. Buckel	3,457,585	1,918,651	1,693,385
Steven A. Huey	5,369,118	7,118	1,693,385

Proposal 2: Ratify Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2. The proposal was approved.

			Broker
For	Against	Abstain	Non-votes
6,696,987	3,244	369,390	-

Proposal 3: Approve an increase the number of shares of common stock available for issuance under the Company’s 2010 Employee Stock Plan to 1,950,000

The following votes were cast with respect to Proposal 3. The proposal was approved.

			Broker
For	Against	Abstain	Non-votes
5,745,973	779,169	210,911	333,568

Item 8.01 Other Events.

Designation of Executive Officers for Section 16 Purposes

On June 2, 2017 the Company’s Board of Directors evaluated the designations of its current executive officers (as that term is defined under Rule 3b-7 under the Exchange Act) and designated the following persons as the sole “executive officers” of the registrant:

Name	Office
Richard Carlson	Chief Executive Officer; President; Secretary
Edward S. Lawton	Chief Financial Officer
Travis Whitton	Chief Technology Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Edward S. Lawton
Edward S. Lawton,
Chief Financial Officer

Dated: June 5, 2017